INVESTOR PRESENTATION Fourth Quarter 2021 Nasdaq: FBIZ EExhibit 99.1

When used in this presentation, and in any other oral statements made with the approval of an authorized executive officer, the words or phrases “may,” “could,” “should,” “hope,” “might,” “believe,” “expect,” “plan,” “assume,” “intend,” “estimate,” “anticipate,” “project,” “likely,” or similar expressions are intended to identify “forward-looking statements” within the meaning of such term in the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties, including among other things: (i) Adverse changes in the economy or business conditions, either nationally or in our markets, including, without limitation, the adverse effects of the COVID-19 pandemic on the global, national, and local economy. (ii) The effect of the COVID-19 pandemic on the Corporation’s credit quality, revenue, and business operations. (iii) Competitive pressures among depository and other financial institutions nationally and in our markets. (iv) Increases in defaults by borrowers and other delinquencies. (v) Our ability to manage growth effectively, including the successful expansion of our client support, administrative infrastructure, and internal management systems. (vi) Fluctuations in interest rates and market prices. (vii) The consequences of continued bank acquisitions and mergers in our markets, resulting in fewer but much larger and financially stronger competitors. (viii) Changes in legislative or regulatory requirements applicable to us and our subsidiaries. (ix) Changes in tax requirements, including tax rate changes, new tax laws, and revised tax law interpretations. (x) Fraud, including client and system failure or breaches of our network security, including our internet banking activities. (xi) Failure to comply with the applicable SBA regulations in order to maintain the eligibility of the guaranteed portions of SBA loans. These risks could cause actual results to differ materially from what FBIZ has anticipated or projected. These risks could cause actual results to differ materially from what we have anticipated or projected. These risk factors and uncertainties should be carefully considered by our stockholders and potential investors. For further information about the factors that could affect the Corporation’s future results, please see the Corporation’s annual report on Form 10-K for the year ended December 31, 2020 and other filings with the Securities and Exchange Commission. Investors should not place undue reliance on any such forward-looking statement, which speaks only as of the date on which it was made. The factors described within the filings could affect our financial performance and could cause actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods. Where any such forward-looking statement includes a statement of the assumptions or bases underlying such forward-looking statement, FBIZ cautions that, while its management believes such assumptions or bases are reasonable and are made in good faith, assumed facts or bases can vary from actual results, and the differences between assumed facts or bases and actual results can be material, depending on the circumstances. Where, in any forward-looking statement, an expectation or belief is expressed as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will be achieved or accomplished. FBIZ does not intend to, and specifically disclaims any obligation to, update any forward-looking statements. Forward-Looking Statements

Table of Contents Company Overview ....................................................................... 4 Quarterly Update .......................................................................... 8 Why FBIZ? ...................................................................................... 11 Appendix ........................................................................................ 22 Strategic Plan .............................................................................. 23 Commercial Banking Business Lines ........................................... 26 Non-GAAP Reconciliations .......................................................... 36

COMPANY OVERVIEW

Company Profile • Experienced leadership • Entrepreneurial management style • Business-focused model • Efficient and highly scalable banking model with limited branch network • Client relationship focus with high touch service Headquarters: Madison, WI Mission: Build long-term shareholder value as an entrepreneurial banking partner that drives success for businesses, investors, and our communities FBIZ BUSINESS BANKING1 $2.7 Billion2 FBIZ PRIVATE WEALTH $2.9 Billion2 IN ASSETS UNDER MANAGEMENT & ADMINISTRATION 1. Consists of all on-balance sheet assets for First Business Financial Services, Inc. on a consolidated basis. 2. Data as of 12/31/2021. 5 IN TOTAL ASSETS

6 Evolution of Success Aligned with the Financial Needs of Our Niche Client Base

Superior Client Satisfaction Rating Net promoter score results speak for themselves 7 *NPS benchmarks reported by Qualtrics in November 2020. **First Business Bank annual client survey conducted by Dr. Moses Altsech in May and June 2021. Note: Net promoter score assesses likelihood to recommend on an 11-point scale, where detractors (scores 0-6) are subtracted from promoters (scores 9-10), while passives (scores 7-8) are not considered. The score ranges from -100 to +100. Striving for Continuous Improvement • Net Promoter Score is the most widely used measure of likelihood to recommend a company to others • Anonymous survey conducted annually by a third party to assess client satisfaction • Allows us to compare our performance against other leading financial institutions

QUARTERLY UPDATE

Profitability & Growth • Continued Robust Loan Growth - Loans, excluding PPP loans, grew a record 29.8% annualized from the third quarter and 15.2% from the prior year quarter and we are confident in our ability to drive double digit loan growth again in 2022. • Strong In-Market Deposit Growth - Total in-market deposits grew 21.6% annualized from the third quarter and 14.6% from the prior year quarter. Period end in-market deposits represent 82.9% of total bank funding at December 31, 2021 compared to 74.8% at December 31, 2020. • Compounding Tangible Book Value - Tangible Book Value ("TBV") per share grew by 15% annualized in the quarter to $26.03, which is nearly double the ten-year compound annual growth rate of 8%. • Operating leverage - The Company's demonstrated 10% plus revenue growth positions it to achieve positive operating leverage even in an environment of higher wage inflation. Credit • Asset Quality - Non-performing assets (NPAs) declined 14.2% from the prior quarter down to $6.5 million from a peak of $36.7 million in the third quarter of 2020. • Provision - Results were supported by a loan loss provision benefit in the fourth quarter and, based on current economic trends, we anticipate continued opportunities to release reserves in 2022. PPP Update • PPP Loan Forgiveness - As of December 31, 2021, the Company had $27.9 million in gross PPP loans outstanding and $557,000 in deferred processing fees outstanding. During the quarter, $892,000 of processing fees were recognized. Valuation • Undervalued Compared to Peers - Price to TBV and P/E ratio below the peer group despite outperforming in loan growth, return on average tangible common equity (ROATCE), and non-performing assets to total assets. Fourth Quarter 2021 Summary 9

Fourth Quarter 2021 Summary Where Did the Loan Growth Come from? 10 Th ou sa nd s Net Loan Growth Q4 2021 $82,268 $1,739 $20,236 $18,844 $11,304 $10,884 $6,167 $1,819 Commercial Lending Private Wealth Asset- Based Lending Accounts Receivable Financing SBA Lending Equipment Finance Floorplan Financing Other $— $25,000 $50,000 $75,000 $100,000 $125,000 $150,000 $175,000 Net Deposit Growth $52,399 $(49,768) $53,062 $(1,682) DDA IB DDA MMA CD $— $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 Specialized Lending Mix % of Total Loans Long-Term Goal 3Q20 4Q20 1Q21 2Q21 3Q21 10% 15% 20% 25% 30% 1. Specialized Lending includes Asset-Based Lending, Accounts Receivable Financing, SBA Lending, Vendor Finance, and Floorplan Financing. Th ou sa nd s Net Loan Growth 2021 $133,481 $22,793 $44,179 $20,780 $6,822 $19,693 $28,601 $15,115 Commercial Lending Private Wealth Asset- Based Lending Accounts Receivable Financing SBA Lending Equipment Finance Floorplan Financing Other $— $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000

WHY FBIZ?

Growth Stock at a Value Price 1. Growth represents Q3 2021 growth compared to Q3 2020, excluding PPP loans. 2. Growth represents Q3 2021 annualized growth compared to Q2 2021. 3. Data is annualized for the three months ended September 30, 2021. 4. FBIZ deposits defined as total deposits less wholesale deposits and significant, temporary deposit from the sale of a client's business in June 2021. Note: Peer group defined as publicly-traded bank with total assets between $1 billion and $5 billion. Price/Tangible Book value represents annual averages of the peer median for 2019-2021. 12 Loan Growth Peer Loan Growth FBIZ Loan Growth FBIZ P/TBook Peer P/TBook '19 '20 '21(1) 0% 3% 5% 8% 10% 13% 15% 0% 50% 100% 150% 200% ROATCE Peer ROATCE FBIZ ROATCE FBIZ P/TBook Peer P/TBook '19 '20 '21(3) 0% 5% 10% 15% 20% 0% 50% 100% 150% 200% Deposit Growth(4) Peer Deposit Growth FBIZ Deposit Growth FBIZ P/TBook Peer P/TBook '19 '20 '21(2) 0% 10% 20% 30% 40% 0% 50% 100% 150% 200%

Drivers of Growth and Profitability Improved Profitability Through Growth in Higher Yielding Business Lines 1. Additional financial information on commercial business lines can be found in the appendix. 2. AUA = Assets Under Advisement 3. NFE = Net Funds Employed 13 Business Life Cycles Early Stage Adolescent Mature Very High Growth & Low Profitability High Growth & Moderate Profitability Sustainable Growth & High Profitability Commercial Business Lines (1) Bank Consulting Accounts Receivable Financing Business Banking • YOY AUA2 growth = $273 million or 19% • YOY NFE3 growth = $20.8 million or 56% • YOY loan growth = $133.5 million or 8% Floorplan Financing SBA Lending Asset-Based Lending • YOY loan growth = $28.6 million or 156% • YTD gain on sale increase = $1.1 million or 39% • YOY loan increase = $44.2 million or 38% Vendor Financing Private Wealth • YOY loan growth = $28.6 million or 37% • YTD fee income growth = $2.2 million or 25% Average Loan Yield Specialized Lending Commercial Banking Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% Specialized Lending Loan Mix Specialized Lending Mix Specialized Lending Yield Commercial Banking Yield Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 —% 2.00% 4.00% 6.00% 8.00% 14.00% 15.00% 16.00% 17.00% 18.00% 19.00% 20.00% 21.00%Q4 drop in specialized lending yield mainly due to a reduction in fees in lieu of interest for Asset-Based Lending

14 Deposit-Centric Strategy Ability to Generate Double-Digit Loan Growth Supported by History of Strong Deposit Growth Loan vs. Deposit Growth FBIZ Loan Growth(1) FBIZ Deposit Growth(2) '19 '20 '21 0% 5% 10% 15% 20% 25% 1. Loan growth excludes net PPP loans. 2. Deposits defined as total deposits less wholesale deposits. M ill io ns Deposit Growth History (2) DDA IB DDA MMA CD '16 '17 '18 '19 '20 '21 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 • Deposit growth one of four major strategies from 5-year strategic plan launched in 2019 • Deposit-centric sales strategy led by treasury management sales located in all bank markets with direct production and outside calling goals • Lenders trained to fund their loan production with deposit growth goals • Deposit focused individual BDO incentive compensation and bank level bonus plans 5YR CAGR = 11.4%

M ill io ns $28.1 $32.5 $39.1 $41.1 FYE 2018 FYE 2019 FYE 2020 FYE 2021 $0.0 $15.0 $30.0 $45.0 $60.0 $75.0 $90.0 $105.0 $120.0 Key Operating Trends Operating Fundamentals Demonstrate Earnings Power 15 Note: Net interest income is the sum of "Pure Net Interest Income" and "Fees in Lieu of Interest". Non-interest income is the sum of "Trust Fee Income", "Other Fee Income", "Service Charges", "SBA Gains", and "Swap Fees". 1. "Pure Net Interest Income" and "Net Operating Income" are non-GAAP measurements. See appendix for non-GAAP reconciliation schedules. 2. "Net Tax Credits" represent managements estimate of the after-tax contribution related to the investment in tax credits as of the reporting period disclosed. 3. "Fees in Lieu of Interest" is defined as prepayment fees, asset-based loan fees, non-accrual interest, and loan fee amortization. Net Operating Income 3YR CAGR = 14% M ill io ns $9.7 $10.8 Q3 2021 Q4 2021 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0

Asset Quality Non-Performing Assets/Total Assets Decline to Lowest Levels Since 2006 16 M ill io ns NPA FBIZ NPA/TA Peer NPA/TA 4Q20 1Q21 2Q21 3Q21 4Q21 $0.0 $4.0 $8.0 $12.0 $16.0 $20.0 $24.0 $28.0 0.15% 0.30% 0.45% 0.60% 0.75% 0.90% 1.05% 1.20% Note: Peer group defined as publicly-traded bank with total assets between $1 billion and $5 billion. M ill io ns SBA Legacy Performing On-Balance Sheet Loans 2017 2018 2019 2020 2021 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0

0.93% 1.32% 11.92% 15.04% ROAA (1) ROAE (1) Q4 2020 Q4 2021 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 0.00% 3.00% 6.00% 9.00% 12.00% 15.00% 18.00% 17 Profitability Strong Performance Driven by Loan Growth, Diversified Fee Income, and Provision Benefit 1. Calculations are annualized. M illions $0.71 $1.01$29.3 $28.5 $26.0 $27.6 EPS Top Line Revenue TLR Excluding PPP Q4 2020 Q4 2021 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0

Compounding Tangible Book Value Growth History of Steady, Consistent TBV and Dividend Growth TBV 15YR CAGR = 8% Div/Share 15YR CAGR = 8% 18 TBV/Share Div/Share Great Recession & Pandemic Recession '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 $8 $10 $13 $15 $18 $20 $23 $25 $28 2021 TBV Growth = 15%

Note: Peer Group defined as publicly-traded banks with total assets between $1 billion and $5 billion. TSR time period is 12/31/2020 - 12/31/2021. Total Shareholder Return Above Peer Group Median 19 Total Shareholder Return FBIZ Peer Group Median S&P 500 Russell 2000 1-Year TSR —% 10% 20% 30% 40% 50% 60% 70%

Trading at Discount to Peer Group Price / LTM EPS Note: Peer Group defined as publicly-traded banks with total assets between $1 billion and $5 billion. 20

Trading at Discount to Peer Group Price / TBV Note: Peer Group defined as publicly-traded banks with total assets between $1 billion and $5 billion. 21

APPENDIX SUPPLEMENTAL DATA & NON-GAAP RECONCILIATIONS

APPENDIX Strategic Plan

FBIZ Strategic Plan 2019-2023 4 Strategies Designed to Navigate the Company over a 5-Year Time Horizon 24

FBIZ Strategic Plan 2019-2023 Goals Set to Deliver Above Average Shareholder Return 25 Goal Actual 2018 Actual 2019 Actual 2020 Actual 2021 Goal 2023 Return on average equity 9.41% 12.55% 8.64% 16.21% 13.50% Return on average assets 0.86% 1.14% 0.70% 1.37% 1.15% Top line revenue growth 10.70% 9.10% 11.50% 8.41% ≥ 10% per year In-market deposits to total bank funding 68.20% 75.50% 74.80% 82.88% ≥ 75% Fee income ratio 21.20% 25.10% 25.90% 24.92% 25% Specialized lending loan mix 16.6% 17.4% 17.0% 20.0% 25% Employee engagement 81% 82% 91% 87% ≥ 80% Client satisfaction 91% 93% 96% 93% ≥ 90%

APPENDIX Commercial Banking Products & Services

Product Profile • Target small- to medium-sized companies in our Wisconsin, Kansas, and Missouri markets • Lines of credit and term loans focused on businesses with annual sales of up to $75.0 million Technology Initiatives • Developing a client lending portal to avoid collaborating on documents over secure email which leads to inefficiencies and a sub-standard client experience • Working to migrate to a more efficient commercial underwriting solution M ill io ns Portfolio Analysis CRE NOO Other C&I CRE OO Average Yield 4Q20 1Q21 2Q21 3Q21 4Q21 $0 $500 $1,000 $1,500 $2,000 3.00% 3.20% 3.40% 3.60% 3.80% M ill io ns Gross Revenue Interest Income Fee Income 4Q20 1Q21 2Q21 3Q21 4Q21 $0 $5 $10 $15 $20 $25 Note: Loan balances exclude PPP loans and represent quarterly average data. 27 Commercial Lending Superior Talent with Business Expertise Building Relationships in Midwest Geographic Footprint

Product Profile • Target small- to medium-sized companies in our Wisconsin, Kansas, and Missouri markets • Comprehensive services for commercial clients to manage their cash and liquidity, including lockbox, accounts receivable collection services, electronic payment solutions, fraud protection, information reporting, reconciliation, and data integration solutions Technology Initiative • Implemented a solution that auto-archives treasury management documentation which has immediately generated labor savings M ill io ns Funding Mix Non-Transaction Accounts Transaction Accounts Bank Wholesale Funding Cost of Funds 4Q20 1Q21 2Q21 3Q21 4Q21 $0 $800 $1,600 $2,400 $3,200 0.32% 0.36% 0.40% 0.44% 0.48% M ill io ns Fee Revenue 4Q20 1Q21 2Q21 3Q21 4Q21 $0.6 $0.8 $1 $1.2 Note: Funding mix represents quarterly average balance data. Transaction Accounts include interest-bearing DDA, non-interest-bearing DDA and NOW accounts. Bank Wholesale Funding includes brokered deposits, deposits gathered through internet listing services, FHLB advances, and the Federal Reserve PPPLF. Non-Transaction Accounts includes in-market CDs and money market accounts. "Cost of Funds" is a non-GAAP measure. See appendix for non-GAAP reconciliation schedules. 28 Treasury Management Superior Talent with Business Expertise Building Relationships in Midwest Geographic Footprint

Product Profile • Fiduciary and investment manager for individual and corporate clients, creating, and executing asset allocation strategies tailored to each client’s unique situation • Full fiduciary powers and offers trust, estate, financial planning, and investment services, acting in a trustee or agent capacity as well as Employee Benefit/Retirement Plan services • Also includes brokerage and custody-only services, for which we administer and safeguard assets but do not provide investment advice Technology Initiative • Consolidating the management of our Company Retirement Plan services from multiple systems to Schwab to eliminate manual and inefficient processes M ill io ns Assets Under Management & Administration Private Wealth Employee Benefits Other 4Q20 1Q21 2Q21 3Q21 4Q21 $0 $1,000 $2,000 $3,000 $4,000 M ill io ns Fee Revenue 4Q20 1Q21 2Q21 3Q21 4Q21 $0 $1 $2 $3 $4 Note: Total Assets Under Management & Administration represent period-end balances. 29 Trust / Private Wealth Wealth Management Services for Businesses, Executives, and High Net Worth Individuals

Product Profile • Target medium-sized companies nationwide • Primarily provide revolving lines of credit and term loans for leveraged buyouts, capital expenditures, working capital, bank debt refinancing, debt restructuring, corporate turnaround strategies and debtor-in-possession financing in the course of bankruptcy proceedings or the exit therefrom • Positioned to provide cost-effective financing solutions to companies who do not have the established stable cash flows necessary to qualify for traditional commercial lending products • Financings generally range between $1.0 million and $10.0 million with terms of 24 to 60 months Technology Initiative • Developing a portal for clients to centrally exchange, download, and collaborate on documents which will create efficiencies and a competitive advantage for the business line M ill io ns Portfolio Analysis Average Gross Loans Average Yield 4Q20 1Q21 2Q21 3Q21 4Q21 $0 $25 $50 $75 $100 $125 $150 $175 4.00% 6.00% 8.00% 10.00% M ill io ns Gross Revenue Interest Income Fees in Lieu of Interest Fee Income 4Q20 1Q21 2Q21 3Q21 4Q21 $0 $1 $2 $3 Note: Loan balances represent quarterly average data. 30 Asset-Based Lending High-Yielding, Counter-Cyclical Product Complements Conventional Commercial Lending Q4 drop in yield due to a reduction in fees in lieu of interest

Product Profile • Target small- to medium-sized companies nationwide • Primarily provide funding to clients by purchasing accounts receivable on a full recourse basis • Positioned to provide competitive rates to clients starting up, seeking growth, and needing cash flow support, or who are experiencing financial issues • Similar to asset-based lending, receivable financing typically generates higher yields than conventional commercial lending and complements our conventional commercial portfolio Technology Initiative • Developing a client lending portal to avoid collaborating on documents over secure email which leads to inefficiencies and a sub-standard client experience M ill io ns Portfolio Analysis Average NFE Average Yield 4Q20 1Q21 2Q21 3Q21 4Q21 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 0.00% 5.00% 10.00% 15.00% M ill io ns Gross Revenue Interest Income Fees in Lieu of Interest Fee Income 4Q20 1Q21 2Q21 3Q21 4Q21 $0 $0.25 $0.5 $0.75 $1 Note: Average Net Funds Employed balances represent quarterly average data. 31 Accounts Receivable Financing High-Yielding, Counter-Cyclical Product Complements Conventional Commercial Lending

Product Profile • Primarily originate variable rate term loans through the 7(a) program which typically provides a guaranty of 75% of principal and interest • Product offering is designed to generate new business opportunities by meeting the needs of clients whose borrowing needs cannot be met with conventional bank loans • Sources of revenue include interest income on the retained portion of loan, gain on sale of the guaranteed portion of loan, loan packaging fee income, and loan servicing fee income Technology Initiatives • Developing a client lending portal to avoid collaborating on documents over secure email which leads to inefficiencies and a sub-standard client experience • Leveraging Salesforce analytics to measure productivity of SBA loan life-cycle M ill io ns Portfolio Analysis Total Retained Total Sold Average Yield 4Q20 1Q21 2Q21 3Q21 4Q21 $0 $25 $50 $75 $100 $125 $150 $175 $200 2.00% 4.00% 6.00% 8.00% M ill io ns Gross Revenue Interest Income Gain on Sale Servicing Fees Packaging Fees 4Q20 1Q21 2Q21 3Q21 4Q21 $0 $1 $2 $3 Note: Total Retained and Total Sold represent period-end balances. Excludes PPP loans and related interest income and loan fee amortization. 32 SBA Lending & Servicing Full Client Acquisition Strategy for Small Businesses

Product Profile • Includes broad range of equipment finance products to address the financing needs of commercial clients in a variety of industries • Focus includes manufacturing equipment, industrial assets, construction, and transportation equipment, and a wide variety of other commercial equipment • Financings generally < $250,000 with 48 month terms Technology Initiative • Focus is on eliminating manual work through multiple automation processes, including automated loan document creation, insurance filings, and client invoicing M ill io ns Portfolio Analysis Average Gross Loans & Leases Average Yield 4Q20 1Q21 2Q21 3Q21 4Q21 $0 $20 $40 $60 $80 $100 4.00% 5.00% 6.00% 7.00% 8.00% M ill io ns Gross Revenue Interest Income Fee Income 4Q20 1Q21 2Q21 3Q21 4Q21 $0 $0.5 $1 $1.5 $2 Note: Loan and lease balances represent quarterly average data. 33 Vendor Finance Aligned with the Equipment Loan and Lease Needs of our Niche Client Base

Product Profile • Offers floorplan financing for independent car dealerships nationwide • Allows car dealers the flexibility to finance their acquisition of used cars, preserving cash flow, and allowing dealers to purchase inventory • Offer floorplan programs from $500,000 to $10 million for larger, well-established independent car dealers Technology Initiative • Evaluating a replacement for main operational system to support scalability of the business line into the future M ill io ns Portfolio Analysis Average Gross Loans & Leases Gross Yield 4Q20 1Q21 2Q21 3Q21 4Q21 $0 $20 $40 $60 4.00% 4.50% 5.00% 5.50% 6.00% Th ou sa nd s Gross Revenue Interest Income Fee Income 4Q20 1Q21 2Q21 3Q21 4Q21 $0 $200 $400 $600 Note: Loan and lease balances represent quarterly average data. 34 Floorplan Financing Latest expansion of First Business Bank's specialized lending solutions

Product Profile • Expertise to assist institutions with balance sheet management • Services offered include investment portfolio management and administration, asset liability management, and asset liability process validation services Technology Initiative • Currently focusing on improved use of data through new system integrations including interfacing Salesforce directly to Bloomberg's streaming service to pull trade data in real- time. M ill io ns Assets Under Advisement 4Q20 1Q21 2Q21 3Q21 4Q21 $1,300 $1,400 $1,500 $1,600 $1,700 $1,800 Th ou sa nd s Fee Revenue 4Q20 1Q21 2Q21 3Q21 4Q21 $25 $50 $75 $100 $125 Note: Total Assets Under Advisement represent period-end balances. 35 Bank Consulting Outsourced treasury services provided to small and midsize financial institutions

APPENDIX Non-GAAP Reconciliations

"Pure Net Interest Income" is defined as net interest income less fees in lieu of interest. "Fees in Lieu of Interest" is defined as prepayment fees, asset-based loan fees, non-accrual interest, and loan fee amortization. We believe that this measure is important to many investors in the marketplace who are interested in the trends in our net interest margin. In compliance with applicable rules of the SEC, this non-GAAP measure is reconciled to net interest income, which is the most directly comparable GAAP financial measure. For the Three Months Ended For the Year Ended (Dollars in Thousands) September 30, 2021 December 31, 2021 December 31, 2018 December 31, 2019 December 31, 2020 December 31, 2021 Net interest income $ 21,223 $ 20,924 $ 67,342 $ 69,856 $ 77,071 $ 84,662 Less fees in lieu of interest 2,839 1,700 5,593 6,479 9,315 11,160 Pure net interest income (non-GAAP) $ 18,384 $ 19,224 $ 61,749 $ 63,377 $ 67,756 $ 73,502 37 Pure Net Interest Income Non-GAAP Reconciliation

Net Operating Income

Non-GAAP Reconciliation

"Net Operating Income" is a non-GAAP financial measure. We believe net operating income allows investors to better assess the Company's operating expenses in relation to its top line revenue by removing the volatility that is associated with certain one-time and other discrete items. In compliance with applicable rules of the SEC, this non-GAAP measure is reconciled to net income, which is the most directly comparable GAAP financial measure.

	For the Three Months Ended		For the Year Ended			
(Dollars in thousands)	September 30, 2021	December 31, 2021	December 31, 2018	December 31, 2019	December 31, 2020	December 31, 2021
Net income	$ 9,198	$ 8,591	$ 16,303	$ 23,324	$ 16,978	$ 35,755
Less income tax expense	(2,819)	(2,879)	(1,351)	(1,175)	(1,327)	(11,275)
Less provision for loan and lease losses	2,269	508	(5,492)	(2,085)	(16,808)	5,803
Income before taxes and provision for loan and lease losses (non-GAAP)	9,748	10,962	23,146	26,584	35,113	41,227
Less non-operating income						
Net gain on sale of state tax credits	—	—	—	—	275	—
Net (loss) gain on sale of securities	—	—	(4)	(46)	(4)	29
Total non-operating income (non-GAAP)	—	—	(4)	(46)	271	29
Less non-operating expense						
Net loss on foreclosed properties	6	7	367	224	383	15
Amortization of other intangible assets	7	2	47	40	35	25
SBA recourse (benefit) provision	(69)	(122)	1,913	188	(278)	(76)
Tax credit investment impairment	—	—	2,083	4,094	2,395	—
Loss on early extinguishment of debt	—	—	—	—	744	—
Total non-operating expense (non-GAAP)	(56)	(113)	4,410	4,546	3,279	(36)
Add net tax credit benefit (non-GAAP)	—	—	494	1,352	969	—
Net operating income	$ 9,692	$ 10,849	$ 28,054	$ 32,528	$ 39,090	$ 41,162

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